                                                                   Exhibit 10.18










                                  OFFICE LEASE
                    (1551 SANDSPUR ROAD, MAITLAND, FLORIDA)

                             DATED: AUGUST 6, 1999

                                  BY AND AMONG

         CONCORD MANAGEMENT, LTD., CED CONSTRUCTION PARTNERS, LTD. AND
          ASSOCIATED HOUSING DEVELOPMENT PARTNERS V, LTD. ("LANDLORD")

                                      AND

                            H.T.E., INC. ("TENANT")

                               TABLE OF CONTENTS


                                                                                                       PAGE
                                                                                                       ----
ARTICLE 1   PREMISES, TERM...............................................................................1
ARTICLE 2   COMMENCEMENT OF TERM.........................................................................1
ARTICLE 3   RENT.........................................................................................2
ARTICLE 4   USE..........................................................................................2
ARTICLE 5   REPAIRS; ALTERATIONS.........................................................................3
ARTICLE 6   FLOOR LOAD; NOISE............................................................................4
ARTICLE 7   LAWS, ORDINANCES, REQUIREMENTS OF PUBLIC AUTHORITIES.........................................4
ARTICLE 8   INSURANCE....................................................................................5
ARTICLE 9   DAMAGE BY FIRE OR OTHER CAUSE................................................................6
ARTICLE 10  NO LIABILITY ON LANDLORD.....................................................................7
ARTICLE 11  MOVING OF HEAVY EQUIPMENT....................................................................7
ARTICLE 12  CONDEMNATION.................................................................................8
ARTICLE 13  ENTRY, RIGHT TO CHANGE PUBLIC PORTIONS OF THE BUILDING.......................................9
ARTICLE 14  BANKRUPTCY...................................................................................9
ARTICLE 15  DEFAULT BY TENANT - LANDLORD'S REMEDIES.....................................................10
ARTICLE 16  HOLDING OVER................................................................................13
ARTICLE 17  ASSIGNMENT AND SUBLETTING...................................................................13
ARTICLE 18  LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS............................................14
ARTICLE 19  COVENANT OF QUIET ENJOYMENT.................................................................14
ARTICLE 20  EXCAVATION..................................................................................14
ARTICLE 21  SERVICES AND EQUIPMENT......................................................................15
ARTICLE 22  SUBORDINATION...............................................................................15
ARTICLE 23  ESTOPPEL CERTIFICATE........................................................................16
ARTICLE 24  WAIVER OF TRIAL BY JURY.....................................................................17
ARTICLE 25  SURRENDER OF PREMISES.......................................................................17
ARTICLE 26  RULES AND REGULATION........................................................................17
ARTICLE 27  SUCCESSORS AND ASSIGNS......................................................................17
ARTICLE 28  NOTICES.....................................................................................18
ARTICLE 29  NO WAIVER...................................................................................18
ARTICLE 30  CAPTIONS....................................................................................19
ARTICLE 31  INABILITY TO PERFORM........................................................................19
ARTICLE 32  NO REPRESENTATION BY LANDLORD...............................................................19
ARTICLE 33  LIENS.......................................................................................20
ARTICLE 34  INDEMNIFICATION.............................................................................20
ARTICLE 35  CONTROL OF COMMON AREAS AND PARKING FACILITIES BY LANDLORD..................................21
ARTICLE 36  ENVIRONMENTAL MATTERS.......................................................................22
ARTICLE 37  SECURITY DEPOSIT............................................................................22
ARTICLE 38  ATTORNEY FEES...............................................................................23




                                      (i)


ARTICLE 39  TIME OF ESSENCE.............................................................................23
ARTICLE 40  LATE PAYMENTS...............................................................................23
ARTICLE 41  SEVERABILITY AND INTERPRETATION.............................................................23
ARTICLE 42  FLORIDA LAW.................................................................................24
ARTICLE 43  ENTIRE AGREEMENT............................................................................24




























                                     (ii)

                                  OFFICE LEASE

         INDENTURE OF LEASE made this 6th day August, 1999, between CONCORD MANAGEMENT. LTD., CED CONSTRUCTION PARTNERS, LTD. and ASSOCIATED HOUSING DEVELOPMENT PARTNERS V, LTD., having an office at 1551 Sandspur Road, Maitland, Florida 32751 hereinafter referred to as "Landlord" and HTE, INC., a Florida corporation, having an office at 1000 Business Center Drive, Lake Mary, Florida 32746, hereinafter referred to as "Tenant".

                              W I T N E S S E T H:

                                   ARTICLE 1

                                 PREMISES, TERM

         Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the following space in the building in the City of Maitland, State of Florida, known as and by the Street number 1551 Sandspur Road (hereinafter called the "Building"); approximately Five Thousand Five Hundred Sixty-Four (5,564) square feet (herein called the "Demised Premises") as shown on the floor plan of the foregoing space attached hereto, incorporated herein and identified as Schedule "A".

         The Demised Premises are leased, together, with the appurtenances, including, without limitation the right to use in common with others, the driveways, parking areas, entrances, lobbies, elevators and other portions of the Building and the property on which it is located which Landlord shall make available for the use of the tenants, their employees, invitees and guests, from time to time.

         To Have And To Hold unto Tenant, its successors and permitted assigns, for the term of two (2) years ("Term"); commencing on the Commencement Date, as defined in Article 2 hereof, and ending, unless sooner terminated, on the first
(1st) day of the month during which the second (2nd) anniversary of the Commencement Date occurs, yielding and paying the rents and additional rents hereinafter set forth, all on the covenants, conditions and agreements hereinbefore and hereinafter stated.

                                   ARTICLE 2

                              COMMENCEMENT OF TERM

         Section 2.01 The term of the Lease, and the payment of rent hereunder, shall commence on the earlier to occur of (i) August 1, 1999, or (ii) the Tenant shall enter upon and take possession of the Demised Premises, (herein called the "Commencement Date").

                                   ARTICLE 3

                                      RENT

         Section 3.01 During the term of this Lease Tenant covenants and agrees to pay Landlord a rent ("Rent") in lawful money of the United States, at an annual rate of One Hundred Four Thousand Three Hundred Twenty-five No/100 Dollars ($104,325.00). Rent shall be payable in equal monthly installments of Eight Thousand Six Hundred Ninety-three and 75/100 Dollars ($8,693.75), in advance, on the first day of each month during the term of the Lease at the office of Landlord, or such other place as Landlord may designate, without any setoff or deduction whatsoever. The first installment shall be paid on the execution of this Lease, except that in the event the Commencement Date shall be a date other than the first day of a calendar month, Tenant shall, on the Commencement Date, pay Landlord an amount equal to such proportion of an equal monthly installment as the number of days from the Commencement Date to the end of the calendar month in which the Commencement Date occurs bears to the total number of days in said calendar month, and said payment shall represent the pro rata rent from the Commencement Date to the end of such calendar month.

         Section 3.02 In addition, Tenant shall be obligated to pay to Landlord the Florida Sales and Use Tax or any other applicable tax on all Rent payable hereunder, which shall be paid at the time of each monthly installment of Rent.

         Section 3.03 All costs, charges and expenses which Tenant assumes, agrees or is obligated to pay to Landlord pursuant to this Lease shall be deemed additional rent, and, in the event of nonpayment, Landlord shall have all the rights and remedies with respect thereto as is herein provided for in case of nonpayment of the base minimum rent.

         Section 3.04 Tenant covenants to pay the rent, additional rent and adjustment of rent as in this Lease provided, when due.

                                   ARTICLE 4

                                      USE

         Tenant shall use and occupy the Demised Premises for professional office purposes only and for no other purpose.




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

                                   ARTICLE 5

                              REPAIRS; ALTERATIONS

         Section 5.01 Tenant shall take good care of the Demised Premises and the fixtures and appurtenances therein and, at its sole cost and expense, make all repairs thereto as and when needed to preserve them in good working order and condition. All damage or injury to the Demised Premises and to its fixtures, glass, appurtenances and equipment, or to the Building or to its fixtures, glass, appurtenances and equipment, caused by Tenant moving property in or out of the Building, or by installation or removal of furniture, fixtures or other property, or resulting from fire, explosion, air-conditioning unit or system, short circuits, flow or leakage of water, steam, illuminating gas, sewer gas, sewerage or odors or by bursting or leaking of pipes or plumbing works or gas, or from any other cause of any other kind or nature whatsoever, due to carelessness, omission, neglect, improper conduct or other cause of Tenant, its servants, employees, agents, visitors or licensees, shall be repaired, restored or replaced promptly by Tenant, at its sole cost and expense to the satisfaction of Landlord.

         Section 5.02 Landlord shall, at its expense, make all repairs and replacements, structural and otherwise, necessary or desirable in order to keep in good order and repair the exterior of the Building and the public portions of the Building and of the need for which Landlord may have knowledge (including the public halls and stairways, plumbing, wiring and other Building equipment for the general supply of water, heat, air-conditioning, gas and electricity) except repairs hereinabove provided to be made by Tenant. Tenant agrees to notify Landlord of the necessity for any repairs of which Tenant may have knowledge and for which Landlord may be responsible under the provisions of the preceding sentence.

         Section 5.03 Tenant shall not store or place any materials or other obstructions in the lobby or other public portions of the Building, or on the sidewalk abutting the Building.

         Section 5.04 Tenant shall not make or allow to be made any alterations to the Demised Premises without first obtaining the prior written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect. Such conditions may include, but are not limited to, review and approval of plans and specifications, and approval of materials to be used. Landlord agrees not to unreasonably withhold Landlord's consent to any alterations to the Demised Premises proposed by Tenant so long as such alterations: (a) do not adversely affect the structural, mechanical, electrical, plumbing, or other Building systems, (b)do not affect the exterior appearance of the Building, and (c) are not visible from the common areas.

         Section 5.05. All such work or repairs by Tenant and all alterations to the Demised Premises by Tenant shall be in quality and class equal to the existing building, and shall be effected in a good and workmanlike manner and in compliance with all applicable laws. if Tenant fails to make such repairs or replacements within thirty (30) days after written notice from Landlord to Tenant, Landlord may, at its option, make repairs or replacements, and Tenant shall pay the cost thereof to the Landlord within ten (10) days of Landlord's demand therefor, as additional rent.

         Section 5.06 Any and all alterations to the Demised Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Upon termination of this Lease, Landlord shall have the right to require Tenant to remove, at Tenant's expense, such movable equipment or furniture owned by tenant from the Demised Premises, and, further, the right to require Tenant to remove, at Tenant's expense, any improvements installed on the Demised Premises by or on behalf of Tenant and to restore the applicable portion of the Demised Premises to the condition existing prior to such alterations. If Landlord so requires, and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant's cost, and Tenant shall pay Landlord on demand the cost of restoring the Demised Premises to the condition existing prior to such alteration.

                                   ARTICLE 6

                               FLOOR LOAD; NOISE

         Section 6.01 Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law.

         Section 6.02 Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Demised Premises to such a degree as to be objectionable to Landlord, or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant at Tenant's cost and expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate noise or vibration.

                                   ARTICLE 7

              LAWS, ORDINANCES, REQUIREMENTS OF PUBLIC AUTHORITIES

         Section 7.01 Tenant shall, at its expense, comply with all laws, orders, ordinances and regulations of Federal, State, County and Municipal authorities and with any direction made pursuant to law of any public officer or officers which shaft, with respect to the occupancy, use or manner of use of the Demised Premises or to any abatement of nuisance, impose any violation, order or duty upon Landlord or Tenant arising from Tenant's occupancy, use or manner of use of the Demised Premises or any installations made therein by or at Tenant's request or required by reason of a breach of any of Tenant's covenants or agreements hereunder.

         Section 7.02 If Tenant receives written notice of any violation of law, ordinance, rule, order or regulation applicable to the Demised Premises, it shall give prompt notice thereof to Landlord.

                                   ARTICLE 8

                                   INSURANCE

         Section 8.01 Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the Certificate of Occupancy or the terms of the fire, boiler, sprinkler, water damage or other insurance policies covering the Building and the fixtures and property therein; and Tenant shall, at its own expense, comply with all rules, orders, regulations, requirements and recommendations of the Southeastern Underwriters Association or any other similar body having jurisdiction and of the insurance companies that have issued policies with respect to the Building or its contents, and Tenant shall not knowingly do or permit anything to be done in or upon the Demised Premises, or bring or keep anything therein, or use the Demised Premises, in a manner which increases the rate of insurance upon the Building, or on any property or equipment located therein, over the rate in effect at the commencement of the term of this Lease.

         Section 8.02 If, by reason of any failure of Tenant to comply with the provisions of this Lease, rate of fire, boiler, sprinkler, water damage or other insurance (with extended coverage) on the Building, or on the property and equipment of Landlord or any other tenant or subtenant in the Building, shall be higher than it otherwise would be, Tenant shall reimburse Landlord and the other tenants or subtenants in the Building which shall have been charged because of such failure by Tenant, and Tenant shall make the reimbursement on the first day of the month following such payment by Landlord or such other tenants or subtenants. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of any insurance rate for the Building or Demised Premises issued by the Southeastern Underwriters Association, or other body establishing fire insurance rates for said Building, shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rates then applicable to the Building or Demised Premises.

         Section 8.03 Tenant, at Tenant's own cost and expense, shall maintain insurance protecting and indemnifying Landlord and Tenant against any and all claims for injury or damage to persons or property or for the loss of life or of property occurring upon; in or about the Demised Premises, and the public portions of the Building used by Tenant, its employees, agents, contractors, customers and invitees; such insurance to afford minimum protection during the term of this Lease, of not less than $1,000,000/3,000,000 in respect of bodily injury or death to any one person or in respect of any one occurrence or accident, and not less than $250,000 for property damages.

         Section 8.04 All such insurance shall be effected under valid and enforceable policies (which may cover the Demised Premises and other locations); shall be issued by insurers of recognized responsibility authorized to do business in the State of Florida, and shall contain a provision whereby the insurer agrees not to cancel the insurance without ten (10) days' prior written notice to Landlord.

         Section 8.05 On or before the Commencement Date, Tenant shall furnish Landlord with a certificate evidencing the aforesaid insurance coverage, together with proof of payment of the premium thereof, and renewal certificates shall be furnished to Landlord at least thirty (30) days prior to the expiration date of each policy for which a certificate was therefore furnished, together with proof of payment of the premium thereof.

                                   ARTICLE 9

                         DAMAGE BY FIRE OR OTHER CAUSE

         Section 9.01 If the Demised Premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, such damages shall be repaired by and at the expense of Landlord and the Rent, until such repairs shall be made, shall be abated according to the part of the Demised Premises which is usable by Tenant. However, if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no appointment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. Tenant shall give immediate notice to Landlord in case of fire in the Demised Premises. Notwithstanding the foregoing, if the Demised Premises are totally or substantially damaged or are rendered wholly or substantially untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if 50% or more of the Building shall be so damaged (whether or not the Demised Premises have been damaged), or if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it (whether or not the Demised Premises have been damaged), then, or in any of such events, Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision (which notice shall be given as in Article 29 hereof provided), and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Landlord. If Tenant shall not be in default under this Lease, then upon the termination of this Lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. If the damage or destruction be due to the fault or neglect of Tenant, the debris shall be removed by, and at the expense of, Tenant and, if Tenant shall fail to remove same, such removal may be done by Landlord at the expense of Tenant.

         Section 9.02 No damages, compensation or claims shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building. Landlord shall use its best efforts to effect such repairs promptly and in such manner as not unreasonably to interfere with Tenant's occupancy.

                                   ARTICLE 10

                            NO LIABILITY ON LANDLORD

         Section 10.01 Landlord and its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of, or damage to, any property of Tenant, by theft or otherwise. Landlord and its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord and its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Demised Premises or in the Building.

         Section 10.02 Tenant shall reimburse and compensate Landlord, as additional rent, within five (5) days after rendition of a statement, for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with, or breach or failure to observe, any term, covenant or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with.

         Section 10.03 Tenant agrees that its sole remedies in cases where Landlord's reasonableness in exercising its judgment or withholding its consent or approval is applicable and in issue shall be only those in the nature of an action for an injunction or specific performance, the right to money damages or other remedies being hereby specifically waived.

         Section 10.04 Tenant shall give immediate notice to Landlord in case of accidents in the Demised Premises or in the Building or of defects therein or in any fixtures or equipment.

                                   ARTICLE 11

                           MOVING OF HEAVY EQUIPMENT

         Tenant shall not move any safe, heavy equipment or bulky matter in or out of the Building without Landlord's prior written consent, which consent Landlord agrees not to unreasonably withhold. If the movement of such items requires special handling, Tenant agrees to employ only persons holding a Master Riggers License to do said work and all such work shall be done in full compliance with County and Municipal requirements. All such movements shall be made during hours which will least interfere with the normal operations of the Building, and all damage caused by such movement shall be promptly be repaired by Tenant, at Tenant's sole cost and expense.

                                   ARTICLE 12

                                  CONDEMNATION

         Section 12.01 In the event that the whole of the Demised Premises shall be condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then effective as of the date of vesting of title, the Rent hereunder for such part shall be equitably abated and this Lease shall continue as to such part not so taken. In the event that only part of the Building shall be so condemned or taken, then (a) if substantial structural alteration or reconstruction of the Building shall, in the reasonable opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Demised Premises be affected), Landlord may, at its option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying tenant in writing of such termination within 60 days following the date on which Landlord shall have received notice of vesting of title, or (b) if Landlord does not elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the Rent shall be abated to the extent, if any, hereinbefore provided. In the event that only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore with reasonable diligence the remaining structural portions of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

         Section 12.02 In the event of termination in any of the cases in this Article provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the Rent hereunder shall be apportioned as of such date.

         Section 12.03 In the event of any condemnation or taking of all or part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award.

                                   ARTICLE 13

             ENTRY, RIGHT TO CHANGE PUBLIC PORTIONS OF THE BUILDING

         Section 13.01 Tenant shall permit Landlord to erect, use and maintain pipes and conduits in and through the Demised Premises. Landlord or its agents or designees shall have the right to enter the Demised Premises for the purpose of making such repairs or alterations as Landlord shall desire, shall be required or shall have the right to make by the provisions of this Lease and, subject to the foregoing, shall also have the right to enter the Demised Premises for the purpose of inspecting them or exhibiting them to prospective purchasers or tenants of the Building or to prospective mortgagees or to prospective assignees of any such mortgagees. Landlord shall be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations above mentioned without the same constituting an eviction of Tenant, in whole or in part, and the Rent reserved shall in no wise abate while said repairs or alterations are being made by reason of loss or interruption of the business of Tenant because of the prosecution of any such work, provided Landlord diligently proceeds therewith in such manner as to cause the least possible interference with the Tenant's use and enjoyment of the Demised Premises.

         Section 13.02 During the twelve (12) months prior to the expiration of the Term of this Lease, Landlord may exhibit the Demised Premises to prospective tenants.

         Section 13.03 Landlord shall have the right at any time after the completion of the Building, without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Demised Premises or any part thereof, entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building.

                                   ARTICLE 14

                                   BANKRUPTCY

         Section 14.01 If there shall be filed against Tenant in any court, pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or reorganization or the appointment of a receiver or trustee of all or a portion of Tenant's property or if Tenant shall voluntarily file any such petition then, and in that event, the Lease shall be deemed canceled and terminated, subject to the right of the trustee, with the court's approval, to timely assume the unexpired Lease, provided, however, such trustee faithfully complies with the provisions of subsections (b), (c) and (d) of Section 365 of the Bankruptcy Reform Act of 1978. If Tenant shall make an assignment for the benefit of creditors or enter into an arrangement, this Lease shall be deemed canceled and terminated, in which event neither Tenant nor any person claiming through or under Tenant shall be entitled to acquire or remain in possession of the Demised Premises and Landlord shall have no further liability hereunder to Tenant and any such person, if in possession, shall forthwith quit and surrender the Demised Premises.

         Section 14.02 It is stipulated and agreed that in the event of the termination of this Lease Pursuant to this Article, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the Rent and additional rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages, the difference between any installment of Rent becoming due hereunder after the date of termination and the fair and reasonable value of the Demised Premises for the period for which such installment was Payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the Demised Premises, or any part thereof, be re-let by the Landlord for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such refitting shall be prima facie evidence as to the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any shift or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                                   ARTICLE 15

                    DEFAULT BY TENANT - LANDLORD'S REMEDIES

         Section 15.01 The occurrence of any of the following shall constitute a default (a "Default') hereunder by Tenant:

            (a) The Rent payable under the Lease or any other sum of money due hereunder is not paid when due, or within three (3) business days after receipt of notice from Landlord that the Rent payment has not been received;

            (b) Any petition is filed by or against Tenant under any section or chapter of the National or Federal Bankruptcy Act or any other applicable Federal or State bankruptcy, insolvency or other similar law, and, in the case of a petition filed against Tenant, such petition is not dismissed within thirty (30) days after the date of such filing;

            (c) Tenant shall become insolvent or transfer property in fraud of creditors;

            (d) Tenant fails to remove any lien filed against the Premises or the Building by reason of Tenant's actions within ten (10) days after receipt of notice of any such filing;

            (e) Tenant shall make an assignment for benefit of creditors;

            (f) A receiver is appointed for any of Tenant's assets; or

            (g) Tenant fails to observe, perform and keep each and every of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by Tenant (other than payment of Rent) and fails to cure such default within ten (10) days after receipt of notice from Landlord requiring that Tenant remedy, correct, desist, comply or cure any breach (or if any such breach would reasonably require more than ten (10) days to rectify, unless Tenant commences rectification within the ten (10) days after receipt of notice and thereafter promptly, effectively and continuously proceeds with the rectification of the breach and, in all such events, cures such breach no later than thirty (30) days after such notice).

         Section 15.02 The occurrence of a Default, and failure by Tenant to cure said Default within the period of time allowed for cure as set forth above, if any, shall be an "Event of Default in which event Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or by this Lease:

            (a) Terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord, but if Tenant shall fail to do so, Landlord may, without further notice and without prejudice for any other remedy Landlord may have for possession or arrearage in Rent enter upon the Demised Premises and expel or remove Tenant and Tenant's effects, without being liable to prosecution or any claim for damages therefor; and Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises, or through decrease in Rent, or otherwise; and/or

            (b) Declare the entire amount of Rent and other sums which would become due and payable during the remainder of the Term, to be due and payable immediately, in which event, Tenant agrees to pay the same at once, with adjustment for the present value of same in accordance with Florida law, together with all Rent therefore due, at Landlord's address as provided herein. It is acknowledged that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the Rent for the remainder of the Term. Upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other tenants on account of the Demised Promises during the Term, less all costs, expenses and attorneys' fees of Landlord incurred in connection with the recovery of possession and reletting of the Demised Premises, provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord as an advance payment of the Rent. The acceptance of such payment by Landlord shall not constitute a waiver of any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease; and/or

            (c) Enter the Demised Premises as the agent of Tenant, without being liable to prosecution of any claim for damages therefor, and relet the Demised Premises as the agent of Tenant and for the account of Tenant, without advertisement and by private negotiations and for any term Landlord deems proper, and receive the rent therefor, and Tenant shall pay Landlord any deficiency that may arise by reason of such reletting on demand, but Tenant shall not be entitled to any surplus so arising. Tenant shall reimburse Landlord for all costs of reletting the Demised Premises including but not limited to advertising expenses and commissions; and/or

            (d) As agent of Tenant, do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Demised Premises, without being liable to prosecution or any claims for damages therefor, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any sums advanced by Landlord and any expenses which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, which sums shall bear interest at the highest legal rate from the date paid or advanced by Landlord. Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

         Section 15.03 Pursuit by Landlord of any of the foregoing remedies shall not preclude the plus of general or special damages incurred, or of any of the other remedies herein provided or any other remedies provided by law.

         Section 15.04 No act or thing done by Landlord or Landlord's agents during the Lease Term shall be deemed a termination of the Lease or an acceptance of a surrender of the Demised Premises, and no agreement to terminate the Lease or accept a surrender of the Demised Premises shall be valid, unless the same be made in writing and executed by Landlord. Neither the mention in this Lease of any particular remedy, nor the exercise by Landlord of any particular remedy hereunder, at law or in equity, shall preclude Landlord from any other remedy Landlord might have under this Lease, at law or in equity. Any waiver of or redress for any violation of any covenant or condition contained in this Lease, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. If Tenant shall be in Default, and as a result thereof, Landlord shall bring any action under this Lease, or place this Lease or any amount payable by Tenant hereunder with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant in each and any such case shall pay Landlord its reasonable attorney's fees and costs incurred. The receipt by Landlord of rent with knowledge of the breach of any covenant in this Lease shall not be deemed a waiver of such breach.

         Section 15.05 In the event such breach or threatened breach by Tenant of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. The foregoing remedies and rights of Landlord are cumulative.

                                   ARTICLE 16

                                  HOLDING OVER

         If Tenant remains in possession after expiration of the Lease Term hereof, with Landlord's acquiescence and without any distinct agreement between the parties, Tenant shall be a tenant at will and such tenancy shall be subject to all the provisions hereof, except that the monthly rental shall be one hundred fifty percent (150%) of the equivalent of the then-current monthly installment of Rent due hereunder for the entire holdover period and there shall be no renewal of this Lease by operation of law. Nothing in this Paragraph shall be construed as a consent by Landlord to the possession of Premises by Tenant after the expiration of the Lease Term.

                                   ARTICLE 17

                           ASSIGNMENT AND SUBLETTING

         Tenant shall not sublet any part of the Demised Premises, nor assign this Lease or any interest herein, without prior written consent of Landlord, which consent shall not be unreasonably withheld, provided that any such sublet or assignment must be for a use which Landlord, in its reasonable discretion, does not consider to be injurious to the Demised Premises; provided, further, no such consent shall serve to release Tenant's liability hereunder. Consent by Landlord to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon prior written consent of Landlord. No assignment or sublease may be requested in the event Tenant is in default hereunder. Tenant shall provide Landlord with any and all information reasonably requested by Landlord with respect to such sublessee or assignee, including, but not limited to financial information and certified, audited financial statements. Sublessee or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder without relieving Tenant's liability. In the event Tenant notifies Landlord of Tenant's intent to sublease or assign this Lease, Landlord shall within thirty (30) days from receipt of such notice (i) consent to such proposed subletting, or (ii) refuse such consent. In the event Landlord gives its consent to any such assignment or sublease, any rent, rental or other cost to the assignee or subtenant for all or any portion of the Premises over and above the Rent payable by Tenant for such space shall be paid to Landlord as additional rent. In the event this Lease is either terminated or a sublease or assignment is made as herein provided, Tenant shall reimburse Landlord for all of the necessary administrative, legal and accounting services required in order to accomplish such termination, assignment or subletting in an amount not more than Five Hundred Dollars ($500.00).

         The sale or transfer of Tenant's voting stock (if a corporation) or partnership interest (if a partnership) resulting in the transfer of control of a majority of such stock or interest or the occupancy of the Premises by any successor firm of the Tenant or by any firm into which or with which the Tenant may become merged or consolidated shall be deemed an assignment of this Lease requiring the prior written consent of Landlord in accordance with the foregoing, provided, such consent shall not be required if the purchaser shall agree to become an additional guarantor of this Lease.

                                   ARTICLE 18

                LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

         If Tenant shall default in the observance or performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account, and at the expense, of Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the then maximum lawful rate, and costs, shall be deemed to be additional rent hereunder and shall be paid to it by Tenant on demand.

                                   ARTICLE 19

                          COVENANT OF QUIET ENJOYMENT

         Landlord covenants that upon Tenant paying the Rent and additional rent and observing and performing all the terms, covenants and provisions of this Lease on Tenant's part to be observed and performed, Tenant may Peaceably and quietly enjoy the Demised Premises, subject, nevertheless, to the terms and conditions of this Lease.

                                   ARTICLE 20

                                   EXCAVATION

         In the event that any excavation or any construction should be made for building or other purposes upon land adjacent to the Building, Tenant shall, if necessary, afford to the person or persons causing or authorized to cause such excavation or construction or other purpose license to enter upon the Demised Premises for the purpose of doing such work as shall reasonably be necessary to protect or preserve the Building, or any parts thereof, from injury or damage and to support them by proper foundations, pinning and/or underpinning, or otherwise.

                                   ARTICLE 21

                             SERVICES AND EQUIPMENT

         Section 21.01 So long as Tenant is not in default under any of the covenants of this Lease, Landlord shall at its cost and expense maintain and keep in good order and repair the central air-conditioning, heating and ventilating system installed by Landlord.

         Section 21.02 Landlord reserves the right to interrupt, curtail or suspend the services required to be furnished by Landlord under this Article 21 when the necessity therefor arises by reason of emergency, mechanical breakdown, or when required by any law, order or regulation of any Federal, State, County or Municipal authority, or for any other cause beyond the reasonable control of Landlord. Landlord shall use due diligence to complete all required repairs or other necessary work as quickly as possible so that Tenant's inconvenience resulting therefrom may be for as short a period of time as circumstances will permit. No diminution or abatement of rent or other compensation shall or will be claimed by Tenant as a result therefrom, nor shall this Lease, or any of the obligations of Tenant, be affected or reduced by reason of such interruption, curtailment or suspension.

         Section 21.03 Tenant shall reimburse Landlord for the cost to Landlord of removal from the Demised Premises and the Building of any refuse and rubbish of Tenant and Tenant shall pay all bills therefore when rendered.

                                   ARTICLE 22

                                 SUBORDINATION

         Section 22.01 This lease is subject and subordinate to all mortgages which may now or hereafter affect the land more particularly described in Schedule B attached hereto (the "Land') and/or Building and to all renewals, modifications. amendments, consolidations, replacements or extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgages. In confirmation of such subordination, Tenant shall promptly execute any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant.

         Section 22.02 At the option of the Landlord or any successor landlord or the holder of any mortgage affecting the Demised Premises, Tenant agrees that neither any foreclosure of a mortgage affecting the Demised Premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein or any successor landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall, by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and upon the request of any such landlord, successor landlord, or the holder of such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such successor landlord or to any successor to the Landlord's interest in the Demised Premises, or to the holder of the such mortgage or to the purchaser of the mortgaged premises in foreclosure, whereby Tenant attorns to such successor in interest.

         Section 22.03 In the event of any act or omission by the Landlord which would give the Tenant the right to terminate this Lease or to claim a partial or total eviction pursuant to the terms of this Lease, if any, the Tenant will not exercise such right until:

            (a) it has given written notice of such act or omission to the holder of any mortgage whose name and address shall previously have been furnished to Tenant, by delivering such notice of such act or omission addressed to such holder at the last address so furnished; and

            (b) a reasonable period for remedying such. act or omission shall have elapsed following such giving of notice during which such parties, or any of them, with reasonable diligence, following the giving of such notice, has not commenced and continued to remedy such act or omission or to cause the same to be remedied.

         Section 22.04 If, in correction with obtaining financing for the Land and/or Building, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises.

                                   ARTICLE 23

                              ESTOPPEL CERTIFICATE

         Tenant agrees at any time, and from time to time, upon not less than ten days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates of which the Rent, additional rental and other charges have been paid, and stating whether or not to the best knowledge of the signer of such certificate, there exists any default by Landlord in the performance of any covenant, agreement, term, provision or conditions contained in this Lease, and, if so, specifying each such default, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord, by any holder or prospective holder of any mortgage affecting the Land and/or Building or by any purchaser of the Land and/or Building.

                                   ARTICLE 24

                            WAIVER OF TRIAL BY JURY

         It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use of or occupancy of the Demised Premises. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment of rent or any other payment required of Tenant hereunder.

                                   ARTICLE 25

                             SURRENDER OF PREMISES

         Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender the Demised Premises in good order and condition, ordinary wear and tear excepted, and shall remove all its property therefrom, except as otherwise provided in this Lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.

                                   ARTICLE 26

                              RULES AND REGULATION

         Tenant agrees to comply with all reasonable rules and regulations Landlord may adopt from time to time, for the operation and protection of the Building, its tenants, visitors and occupants. The present rules and regulations (if any), which Tenant hereby agrees to comply with, entitled "Rules and Regulations" are attached hereto and are by this reference incorporated herein. Any future rules and regulations shall become a part of this Lease, and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant, providing the same are reasonable and do not deprive Tenant of its rights established under this Lease.

                                   ARTICLE 27

                             SUCCESSORS AND ASSIGNS

         Section 27.01 The covenants, conditions and agreements contained in the Lease shall bind and ensure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

         Section 27.02 The term "Landlord" wherever used in this Lease shall be limited to mean and include only the owner or owners at the time in question of the Building or a mortgagee in possession, so that in the event of any sale, assignment or transfer of the Building, such owner or mortgagee in possession shall thereupon be released and discharged from all covenants, conditions and agreements of Landlord hereunder; but such covenants, conditions and agreements shall be binding upon each new owner or mortgagee in possession for the time being of the Building, until sold, assigned or transferred.

                                   ARTICLE 28

                                    NOTICES

         Any notice, request or demand permitted or required to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing and shall be sent by United States certified or registered mail, return receipt requested, addressed to the address as set forth in the heading of this Lease. Such notice shall be deemed given when mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, requests or demands to it.

                                   ARTICLE 29

                                   NO WAIVER

         The failure of Landlord to seek redress for violation of, or to insist upon the .strict performance of, any covenant or condition of the Lease, or any of the Rules and Regulations promulgated by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Rent or additional rent or any other charges payable hereunder with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provisions of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant, or receipt by Landlord, of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

                                   ARTICLE 30

                                    CAPTIONS

         The captions of Articles in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof.

                                   ARTICLE 31

                              INABILITY TO PERFORM

         This Lease, and the obligation of Tenant to pay Rent or additional rent hereunder and perform and comply with all of the other covenants and agreements hereunder on the part of Tenant to be performed and complied with, shall in no wise be affected, impaired or excused because of Landlord's delay or failure to perform or comply with any of the covenants or provisions hereunder on the part of Landlord to be performed or complied with, nor because Landlord is unable to fulfill any of its obligations trader this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations or decorations, or is unable to supply or is delayed in supplying, any equipment or fixtures, if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any other cause whatsoever, including, but not limited to, governmental pre-emption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision of any governmental agency or by reason of the conditions of supply and demand which have been or are effected by war or other emergency.

                                   ARTICLE 32

                         NO REPRESENTATION BY LANDLORD

         Landlord or Landlord's agents have made no representations or promises with respect to the Building, the Land or the Demised Premises except as herein expressly set forth and no rights, easements or licenses arc acquired by Tenant, by implication or otherwise, except as expressly set forth in the provisions of this Lease. The taking possession of the Demised Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts the Demised Premises and the Building and that same were in good, satisfactory condition at the time such possession was so taken.

                                   ARTICLE 33

                                     LIENS

         Section 33.01 Tenant agrees that Tenant will pay all charges of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character incurred by Tenant with respect to the Demised Premises, and will indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorney's fees reasonably incurred in and about the defense of any suit in discharging the said Demised Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after receipt of notice that the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

         Section 33.02 The Tenant herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the land, Building or the Demised Premises and all persons contracting with the Tenant for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration, or repair of any facilities or other improvements on or about the Demised Premises, and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look only to the Tenant and the Tenant's interest in the Demised Premises to secure the payment of any bill for work done, labor performed or material furnished at the request or instruction of Tenant.

                                   ARTICLE 34

                                INDEMNIFICATION

         In consideration of the Demised Premises being leased to Tenant for the above rental, Tenant agrees: that Tenant, at all times, will indemnify and keep harmless Landlord from all losses, damages, liabilities, injuries and expenses, which may arise or be claimed against Landlord and be in favor of any persons, firms or corporations, for any injuries or damages to the person or property of any persons, firms or corporations, consequent upon or arising from the use or occupancy of the Demised Premises by Tenant, or consequent upon or arising from any acts, omissions, neglect or fault of Tenant, its agents, servants, employees, licensees, visitors, customers, patrons or invitees, or consequent upon or arising from Tenant's failure to comply with any laws, statutes, ordinances, codes or regulations as herein provided; that Landlord shall not be liable to Tenant for any damages, losses or injuries to the persons or property of Tenant which may be caused by the acts, neglect, omissions or faults of any persons, firms or corporations, except when such injury, loss or damage results from negligence of Landlord, his agents or employees. All personal property placed or moved into the Demised Premises or Building shall be at the risk of Tenant or the owner thereof, and Landlord shall not be liable to Tenant for any damage to said personal property. Tenant shall maintain at all times during the term of this Lease an insurance policy or policies in an amount or amounts sufficient to indemnify Landlord or pay Landlord's damages, if any, resulting from any matters set forth hereinbefore in this Article 34.

         In case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall save and hold Landlord harmless in connection with such litigation and shall pay all costs, expenses and attorney's fees incurred or paid by Landlord in connection therewith.

                                   ARTICLE 35

           CONTROL OF COMMON AREAS AND PARKING FACILITIES BY LANDLORD

         All automobile parking areas, driveways, entrances and exits thereto, common areas, and other facilities furnished by Landlord, including all parking areas, truck way or ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors and other areas and improvements provided by Landlord for the general use, in common, of tenants, their offices, agents, employees, servants, invitees, licensees, visitors, patrons and customers, shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas and improvements; to police same; from time to time to change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the public areas, common areas or facilities; to discourage non-tenant parking; to charge a fee for visitor and/or customer parking; and to do and perform such other acts in and to said areas and improvements as, in the sole judgment of Landlord, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tests, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers. Landlord will operate and maintain the common areas and other facilities referred to in such reasonable manner as Landlord shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to designate a manager of the parking facilities and/or common areas and other facilities who shall have full authority to make and enforce rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary, for the proper operation and maintenance of the parking areas and/or common areas and other facilities.

                                   ARTICLE 36

                             ENVIRONMENTAL MATTERS

         Without Landlord's prior written consent, Tenant shall not receive, store, or otherwise handle any substance, product, material or merchandise that is explosive or highly flammable, toxic or hazardous. Tenant shall occupy the Demised Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create any nuisance or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Landlord in its management of the Building. Tenant shall not commit or suffer to be committed, any waste on the Demised Premises, nor shall Tenant permit the Demised Premises to be used in any way that would. in the opinion of Landlord, be extra hazardous on account of fire or otherwise that would in any way increase the premiums for or render void the fire insurance on the Demised Premises or contents of the Building.

         "Hazardous Substances," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment.

         Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations or any nature including, without limitation, court costs and attorney's fees arising from or as a result of the use of the Demised Premised by Tenant, its agents, employees, contractors, invitees or licensees. The foregoing indemnification shall survive the termination or expiration of this Lease.

                                   ARTICLE 37

                                SECURITY DEPOSIT

         Section 37.01 Upon execution of this Lease, Tenant shall pay the sum of $8,900.00 to the Landlord (the "Security Deposit"), which Security Deposit shall be held by Landlord in a interest bearing account and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant.

         Section 37.02 Landlord may, from time to time without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of Rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount.

         Section 37.03 If Landlord transfers its interest in the Demised Premises during the Term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability for the return of such Security Deposit.

                                   ARTICLE 38

                                 ATTORNEY FEES

         In the event of any dispute hereunder or of any action to interpret or enforce this Lease, any provision hereof or any matter arising herefrom, including the collection of Rent, the prevailing party shall be entitled to recover its reasonable costs, fees and expenses, including, but not limited to, witness fees, expert fees, consultant fees, attorney (in-house and outside counsel), paralegal and legal assistant fees, costs and expenses, and other professional fees, costs and expenses, in any action or declaratory action, in any bankruptcy action, at pre-trial, at trial or on appeal.

                                   ARTICLE 39

                                TIME OF ESSENCE

         Time is of the essence of this Lease.

                                   ARTICLE 40

                                 LATE PAYMENTS

         Section 40.01 Payments of Rent received after the fifth day of the month may be assessed an additional five percent (5%) charge as a late payment penalty and shall be assessed an additional two percent (2%) charge for each mouth thereafter until paid in full. Acceptance by Landlord of a payment in an amount less than that which is currently due shall in no way affect Landlord's rights under this Lease and in no way be an accord and satisfaction.

         Section 40.02 This provision does not prevent Landlord from declaring the non-payment of Rent when due a Default hereunder.

                                   ARTICLE 41

                        SEVERABILITY AND INTERPRETATION

         Section 41.01 If any clause or provision of the Lease shall be deemed illegal, invalid or unenforceable under present or future laws effective during the Term, then and in that event, the remainder of this Lease shall not be affected by such illegality, invalidity or unenforceability, and, in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. If such invalidity is, in the sole determination of Landlord, essential to the rights of both parties, Landlord shall have the right to terminate this Lease on thirty (30) days' written notice to Tenant.

         Section 41.02 Should any of the provisions of this Lease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of the stipulations of this Lease.

                                   ARTICLE 42

                                  FLORIDA LAW

         This Lease has been made under and shall be construed and interpreted under and in accordance with the laws of the State of Florida.

                                   ARTICLE 43

                                ENTIRE AGREEMENT

         Section 43.01 This Lease contains the entire agreement between Landlord and Tenant and any agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or the effecting of the abandonment is sought.

         Section 43.02 If any term or provision of this Lease shall, to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and the balance of the term and provisions of this Lease shall be valid and enforceable to the fullest extent either hereunder or as permitted by law.

         Section 43.03 This Lease shall be construed in accordance with the laws of the State of Florida.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

WITNESSES:                           LANDLORD:

                                     CONCORD MANAGEMENT, LTD., a
                                     Florida limited partnership

                                     BY: CONCORD MANAGEMENT
                                         COMPANY, INC., a Florida
                                         corporation, its general
                                         partner

                                         By: /s/ Edward Kleiman
-----------------------------                -----------------------------------
                                                 Edward Kleiman, President
Print Name:
           ------------------                       (CORPORATE SEAL)

/s/ Tammy Romero
-----------------------------
Print Name: Tammy Romero



                                     CED CONSTRUCTION PARTNERS, LTD.,
                                     a Florida limited partnership

                                     BY: CED CONSTRUCTION, INC., a Florida
                                         corporation, its general partner

-----------------------------            By: /s/ Michael J. Sciarrino
                                             -----------------------------------
Print Name:                                      Michael J. Sciarrino, President
           ------------------

/s/ Vicky Sue Popejoy                               (CORPORATE SEAL)
-----------------------------
Print Name: Vicky Sue Popejoy

                                     ASSOCIATED HOUSING
                                     DEVELOPMENT PARTNERS V, LTD., a
                                     Florida limited partnership

                                     BY: FAMILY AFFORDABLE PARTNERS,
                                         INC., a Florida corporation, its
                                         Sole General Partner

                                         By: /s/ Michael J. Sciarrino
-----------------------------                -----------------------------------
                                                 Michael J. Sciarrino, President
Print Name:
           ------------------                       (CORPORATE SEAL)

/s/ Vicky Sue Popejoy
-----------------------------
Print Name: Vicky Sue Popejoy


WITNESSES:                               TENANT:

/s/ Lee Gormley                          By: /s/ Brian B. Heafy
-----------------------------                -----------------------------------
Print Name: Lee Gormley                          Brian B. Heafy
                                                 Vice President, H.T.E., Inc.

/s/ Pam Kelly
-----------------------------
Print Name: Pam Kelly














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